                                                                    EXHIBIT 99.1


INVESTOR RELATIONS CONTACT:                            PUBLIC RELATIONS CONTACT:
RANDI PAIKOFF FEIGIN                                   KATHY DURR
Tel: 408-745-2371                                      Tel: 408-745-5058
randi@juniper.net                                      kdurr@juniper.net


    JUNIPER NETWORKS, INC. REPORTS Q4'03 AND YEAR END 2003 FINANCIAL RESULTS
         Q4'03 NET REVENUE $207.0M; GAAP EPS $0.04; NON-GAAP EPS $0.07
          2003 NET REVENUE $701.4M; GAAP EPS $0.10; NON-GAAP EPS $0.15

Sunnyvale, CA - January 15, 2004 -- Juniper Networks, Inc. (NASDAQ: JNPR) today reported its results for the fourth quarter and annual periods ending December 31, 2003.

Net revenues for the fourth quarter were $207.0 million, compared with $155.3 million for the same period last year, an increase of 33 percent.

GAAP net income for the fourth quarter was $14.7 million or $0.04 per share, compared with a GAAP net income of $8.5 million or $0.02 per share in the fourth quarter of 2002. Non-GAAP net income, which excludes restructuring expenses, the amortization of purchased intangibles and deferred compensation, and the loss on the partial retirement of the 4.75% Convertible Subordinated Notes was $27.7 million or $0.07 per share, compared with non-GAAP net income of $2.7 million or $0.01 per share in the fourth quarter of 2002.

Net revenues for the year ended December 31, 2003 were $701.4 million, compared with $546.5 million for year ended December 31, 2002, an increase of 28 percent.

GAAP net income for the year ended December 31, 2003 was $39.2 million or $0.10 per share, compared with a GAAP net loss of $119.7 million or $0.34 per share for the same period last year. Non-GAAP net income, which excludes restructuring expenses, in-process research and development expenses, integration expenses, the amortization of purchased intangibles and deferred compensation, an adjustment to the purchase price of an acquisition, the gain on the sale of investments, the write-down of investments and the gain (loss) on the partial retirement of the 4.75% Convertible Subordinated Notes was $59.0 million or $0.15 per share, compared with non-GAAP net loss of $4.8 million or $0.01 per share for the same period last year.

Cash provided by operations was $62.9 million for the fourth quarter, which brings cash provided by operations for the year ended December 31, 2003 to $178.6 million, compared to cash provided by operations of $2.4 million for the year ended December 31, 2002. Capital expenditures and depreciation during the fourth quarter were $5.3 million and $8.2 million respectively.

"The fourth quarter was exceptionally strong, and the value Juniper brings to market is clearly reflected in all aspects of our financial results," said Scott Kriens, chairman and CEO of Juniper Networks. "We are pleased with our progress throughout 2003, and encouraged by the confidence our customers have placed in Juniper as we look forward to 2004."

Juniper Networks will host a conference call web cast today, January 15, 2004 at 1:45 p.m. PT/4:45 p.m. ET at:
http://www.juniper.net/company/investor/conferencecall.html. In addition, there will be an audio replay available at http://www.juniper.net/company/investor/conferencecall.html or you can call the replay at 800-633-8284 (or 402-977-9140) and enter the reservation number, 21180428, through January 22, 2004. The replays will be available 24 hours/day, including weekends.

ABOUT JUNIPER NETWORKS, INC.

Juniper Networks transforms the business of networking by converting a commodity
- bandwidth - into a dependable, secure and highly valuable corporate asset. Founded in 1996 to meet the stringent demands of service providers, Juniper Networks is now relied upon by the world's leading network operators, government agencies, research and education institutions, and information-intensive enterprises as the foundation for uncompromising networks. The Infranet Initiative uses Juniper Networks MINT (Model for InfraNet Transformation) as its underlying framework. Juniper Networks is headquartered in Sunnyvale, California. Additional information can be found at www.juniper.net.

Juniper Networks is registered in the U.S. Patent and Trademark Office and in other countries as a trademark of Juniper Networks, Inc. ERX, ESP, E-series, Internet Processor, J-Protect, JUNOS, JUNOScript, JUNOSe, M5, M7i, M10, M10i, M20, M40, M40e, M160, M-series, NMC-RX, SDX, T320, T640, and T-series are trademarks of Juniper Networks, Inc. All other trademarks, service marks, registered trademarks, or registered service marks are the property of their respective owners.

This press release contains forward-looking statements that involve risks and uncertainties, as well as assumptions that if they ever materialize or prove incorrect, could cause the results of Juniper Networks to differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any projections of earnings, revenues, margins, synergies or other financial items; any statements of the plans, strategies, and objectives of management for future operations; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing; and other risks that are described from time to time in Securities and Exchange Commission reports filed after Juniper Networks' Annual Report on Form 10-K for the fiscal year ended December 31, 2003. Juniper Networks assumes no obligation and does not intend to update these forward-looking statements.


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
                              JUNIPER NETWORKS, INC.
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)

                                                                                        December 31,
                                                                                ---------------------------
                                                                                    2003           2002
                                                                                ------------   ------------
                                     ASSETS
Current assets:
   Cash and cash equivalents                                                    $    365,606   $    194,435
   Short-term investments                                                            215,906        384,036
   Accounts receivable, net                                                           77,964         78,501
   Prepaid expenses and other current assets                                          31,333         23,957
                                                                                ------------   ------------
      Total current assets                                                           690,809        680,929
Property and equipment, net                                                          244,491        266,962
Long-term investments                                                                394,297        583,664
Restricted cash                                                                       30,837             --
Goodwill                                                                             983,397        987,661
Purchased intangible assets, net and other long-term assets                           67,266         95,453
                                                                                ------------   ------------
      Total assets                                                              $  2,411,097   $  2,614,669
                                                                                ============   ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                                             $     61,237   $     51,747
   Accrued compensation and related liabilities                                       42,650         25,122
   Accrued warranty                                                                   35,324         32,358
   Interest payable                                                                    1,968         13,197
   Other accrued liabilities                                                          74,322         73,454
   Deferred revenue                                                                   75,312         46,146
                                                                                ------------   ------------
      Total current liabilities                                                      290,813        242,024
Convertible subordinated notes and other                                             157,841        942,114
Convertible senior notes                                                             400,000             --

Commitments and contingencies

Stockholders' equity:
   Common stock and additional paid-in capital                                     1,557,376      1,461,910
   Deferred stock compensation                                                        (1,228)       (11,113)
   Accumulated other comprehensive income                                              4,414         17,052
   Retained earnings (accumulated deficit)                                             1,881        (37,318)
                                                                                ------------   ------------
      Total stockholders' equity                                                   1,562,443      1,430,531
                                                                                ------------   ------------
      Total liabilities and stockholders' equity                                $  2,411,097   $  2,614,669
                                                                                ============   ============

                             JUNIPER NETWORKS, INC.
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    (in thousands, except per share amounts)

                                                             Three months ended
                                                                December 31,           Year ended December 31,
                                                          ------------------------    ------------------------
                                                             2003          2002          2003          2002
                                                          ----------    ----------    ----------    ----------
Net revenues:
   Product                                                $  179,104    $  133,829    $  602,455    $  467,651
   Service                                                    27,851        21,437        98,938        78,896
                                                          ----------    ----------    ----------    ----------
     Total net revenues                                      206,955       155,266       701,393       546,547
Cost of revenues:
   Product                                                    54,753        49,521       200,621       179,721
   Service                                                    15,876        13,571        56,728        50,387
                                                          ----------    ----------    ----------    ----------
     Total cost of revenues                                   70,629        63,092       257,349       230,108
                                                          ----------    ----------    ----------    ----------
Gross margin                                                 136,326        92,174       444,044       316,439
Operating expenses:
   Research and development                                   44,695        44,281       176,104       161,891
   Sales and marketing                                        44,380        35,582       145,784       126,803
   General and administrative                                  7,170         6,502        28,462        34,263
   Restructuring and other                                        --        (2,601)       13,985        20,229
   In-process research and development                            --            --            --        83,479
   Integration                                                    --            --            --         2,507
   Amortization of purchased intangible assets and
     deferred stock compensation (1)                           5,375        (3,336)       22,698        14,304
                                                          ----------    ----------    ----------    ----------
     Total operating expenses                                101,620        80,428       387,033       443,476
                                                          ----------    ----------    ----------    ----------
     Operating income (loss)                                  34,706        11,746        57,011      (127,037)
Interest and other income                                      6,128        10,285        33,428        56,404
Interest and other expense                                    (5,410)      (12,079)      (39,099)      (55,605)
Gain on sale of investments                                       --            --         8,739            --
Write-down of investments                                         --            --            --       (50,451)
Gain (loss) on retirement of convertible subordinated
   notes, net                                                (15,193)           --        (1,085)       62,855
Equity in net loss of joint venture                               --            --            --        (1,316)
                                                          ----------    ----------    ----------    ----------
     Income (loss) before income taxes                        20,231         9,952        58,994      (115,150)
Provision for income taxes                                     5,498         1,500        19,795         4,500
                                                          ----------    ----------    ----------    ----------
     Net income (loss)                                    $   14,733    $    8,452    $   39,199    $ (119,650)
                                                          ==========    ==========    ==========    ==========
Net income (loss) per share:
     Basic                                                $     0.04    $     0.02    $     0.10    $    (0.34)
                                                          ==========    ==========    ==========    ==========
     Diluted                                              $     0.04    $     0.02    $     0.10    $    (0.34)
                                                          ==========    ==========    ==========    ==========
Shares used in computing net income (loss) per share:

     Basic                                                   389,343       372,511       382,180       350,695
                                                          ==========    ==========    ==========    ==========
     Diluted                                                 413,716       382,504       403,072       350,695
                                                          ==========    ==========    ==========    ==========
-----------------------------------------------
(1) Amortization of deferred stock compensation
relates to the following cost and expense
categories by period:
   Cost of revenues                                       $       15    $      145    $      (33)   $    1,072
   Research and development                                      511        (8,156)        1,925        (2,800)
   Sales and marketing                                            78          (784)          205           921
   General and administrative                                     17           157           (60)        1,215
                                                          ----------    ----------    ----------    ----------
     Total                                                $      621    $   (8,638)   $    2,037    $      408
                                                          ==========    ==========    ==========    ==========

                             JUNIPER NETWORKS, INC.
          NON-GAAP CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (1)
                    (in thousands, except per share amounts)

                                                            Three months ended
                                                               December 31,           Year ended December 31,
                                                         ------------------------    ------------------------
                                                            2003          2002          2003          2002
                                                         ----------    ----------    ----------    ----------
Net revenues:
   Product                                               $  179,104    $  133,829    $  602,455    $  467,651
   Service                                                   27,851        21,437        98,938        78,896
                                                         ----------    ----------    ----------    ----------
     Total net revenues                                     206,955       155,266       701,393       546,547
Cost of revenues:
   Product                                                   54,753        49,521       200,621       179,721
   Service                                                   15,876        13,571        56,728        50,387
                                                         ----------    ----------    ----------    ----------
     Total cost of revenues                                  70,629        63,092       257,349       230,108
                                                         ----------    ----------    ----------    ----------
Gross margin                                                136,326        92,174       444,044       316,439
Operating expenses:
   Research and development                                  44,695        44,281       176,104       161,891
   Sales and marketing                                       44,380        35,582       145,784       126,803
   General and administrative                                 7,170         6,502        28,462        34,263
                                                         ----------    ----------    ----------    ----------
     Total operating expenses                                96,245        86,365       350,350       322,957
                                                         ----------    ----------    ----------    ----------
Operating income (loss)                                      40,081         5,809        93,694        (6,518)
Interest and other income                                     6,128        10,285        32,238        56,404
Interest and other expense                                   (5,410)      (12,079)      (39,099)      (55,605)
Equity in net loss of joint venture                              --            --            --        (1,316)
                                                         ----------    ----------    ----------    ----------
Income (loss) before income taxes                            40,799         4,015        86,833        (7,035)
Provision (benefit) for income taxes                         13,056         1,285        27,787        (2,251)
                                                         ----------    ----------    ----------    ----------
Net income (loss)                                        $   27,743    $    2,730    $   59,046    $   (4,784)
                                                         ==========    ==========    ==========    ==========
Net income (loss) per share:
   Basic                                                 $     0.07    $     0.01    $     0.15    $    (0.01)
                                                         ==========    ==========    ==========    ==========
   Diluted                                               $     0.07    $     0.01    $     0.15    $    (0.01)
                                                         ==========    ==========    ==========    ==========
Shares used in computing net income (loss) per share:
   Basic                                                    389,343       372,511       382,180       350,695
                                                         ==========    ==========    ==========    ==========
   Diluted                                                  413,716       382,504       403,072       350,695
                                                         ==========    ==========    ==========    ==========

(1) The non-GAAP statements exclude the restructuring expenses, the in-process research and development expenses, the integration expenses, the impact of the amortization of purchased intangibles and deferred stock compensation, an adjustment to the purchase price of an acquisition, the gain from the sale of investments, the impairment write-down of investments and the gain (loss) on the retirement of convertible subordinated notes. See reconciliation to GAAP information below.

                             JUNIPER NETWORKS, INC.
                       RECONCILIATION OF NON-GAAP TO GAAP
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (in thousands)

                                                         Three months ended
                                                            December 31,         Year ended December 31,
                                                      ------------------------  ------------------------
                                                         2003          2002        2003          2002
                                                      ----------    ----------  ----------    ----------
Non-GAAP net income (loss)                            $   27,743    $    2,730  $   59,046    $   (4,784)
Restructuring and other                                       --         2,601     (13,985)      (20,229)
In-process research and development                           --            --          --       (83,479)
Integration                                                   --            --          --        (2,507)
Amortization of purchased intangible assets and
   deferred stock compensation                            (5,375)        3,336     (22,698)      (14,304)
Acquisition related adjustment                                --            --       1,190            --
Gain on sale of investments                                   --            --       8,739            --
Write-down of investments                                     --            --          --       (50,451)
Gain (loss) on retirement of convertible
   subordinated notes, net                               (15,193)           --      (1,085)       62,855
Income tax effect                                          7,558          (215)      7,992        (6,751)
                                                      ----------    ----------  ----------    ----------
GAAP net income (loss)                                $   14,733    $    8,452  $   39,199    $ (119,650)
                                                      ==========    ==========  ==========    ==========

                             JUNIPER NETWORKS, INC.
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (in thousands)

                                                                                        Year ended December 31,
                                                                                     ----------------------------
                                                                                         2003            2002
                                                                                     ------------    ------------
OPERATING ACTIVITIES:
Net income (loss)                                                                    $     39,199    $   (119,650)
Adjustments to reconcile net income (loss) to net cash from operating activities:
   Depreciation                                                                            43,998          41,570
   Amortization of purchased intangibles, deferred stock compensation, debt costs
     and other non-cash transactions                                                       26,042          21,477
   In-process research and development                                                         --          83,479
   Restructuring and other                                                                  3,621           1,701
   Gain on sale of investments                                                             (8,739)             --
   Write-down of investments                                                                   --          50,451
   Loss (gain) on retirement of convertible subordinated notes, net                         1,085         (62,856)
   Tax benefit of employee stock options and sale of investments                           10,813              --
   Changes in operating assets and liabilities:
     Accounts receivable, net                                                                 537          39,362
     Prepaid expenses and other current assets                                             (2,758)         11,488
     Other assets                                                                            (334)          1,790
     Accounts payable                                                                      12,963           9,093
     Accrued compensation and related liabilities                                          17,528          (3,183)
     Interest payable                                                                     (11,229)         (2,921)
     Other accrued liabilities                                                             16,662         (64,730)
     Deferred revenue                                                                      29,166          (4,661)
                                                                                     ------------    ------------
      Net cash provided by operating activities                                           178,554           2,410

INVESTING ACTIVITIES:
Purchases of property and equipment, net                                                  (19,388)        (36,127)
Purchases of available-for-sale investments                                              (734,679)       (977,926)
Maturities and sales of available-for-sale investments                                  1,085,929       1,095,541
Increase in restricted cash                                                               (30,837)             --
Cash paid in connection with the Unisphere Networks acquisition, net of cash and
  cash equivalents acquired                                                                    --        (375,803)
Minority equity investments                                                                  (900)         (1,150)
                                                                                     ------------    ------------
      Net cash provided by (used in) investing activities                                 300,125        (295,465)

FINANCING ACTIVITIES:
Proceeds from issuance of common stock                                                     91,755          26,620
Proceeds from issuance of convertible senior notes                                        392,750              --
Retirement of convertible subordinated notes                                             (792,013)       (145,975)
                                                                                     ------------    ------------
      Net cash used in financing activities                                              (307,508)       (119,355)
                                                                                     ------------    ------------
      Net increase (decrease) in cash and cash equivalents                                171,171        (412,410)
      Cash and cash equivalents at beginning of period                                    194,435         606,845
                                                                                     ------------    ------------
      Cash and cash equivalents at end of period                                     $    365,606    $    194,435
                                                                                     ============    ============


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